Exhibit 99.1

WEINGARTEN REALTY

Real Estate for Everyday Retail

T.J.maxx
ULTA

Supplemental Financial Information

Quarter Ended
June 30, 2015

WRI
LISTED
NYSE

Table of Contents	Page
Quarterly Earnings Press Release	i - v
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations Attributable to Common Shareholders	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
Capital Expenditures/Redevelopment	11
New Development Properties	12
Land Held for Development	13
Disposition and Acquisition Summary	14

Summary of Debt
Debt Information	16
Schedule of Maturities	17

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	19
Unconsolidated Joint Venture Financial Statements at Pro rata Share	20
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	21
Unconsolidated Joint Venture Mortgage Debt Information	22

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	24
Portfolio Operating Information	25 - 26
Total Net Operating Income by Geographic Region	27

Property Listing
Summary Property Listing	29
Property Listing	30 - 39

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of June 30, 2015, we owned or operated under long-term leases, interests in 232 properties which are located in 20 states that span the United States from coast to coast. These properties represent approximately 45.3 million square feet of which our interests in these properties aggregated approximately 28.0 million square feet of leasable area. Our properties were 95.5% leased as of June 30, 2015, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY PRODUCES SAME
PROPERTY NOI INCREASE OF 4.1% AND NEW LEASE RENT INCREASES OF 16.8%

HOUSTON, July 28, 2015 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended June 30, 2015. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.
Second Quarter Operating and Financial Highlights

▪	Recurring Funds from Operations Attributable to Common Shareholders ("FFO") for the quarter increased to $0.54 per diluted share from $0.51 per diluted share a year ago;

▪	Same Property Net Operating Income increased 4.1% over the same quarter of the prior year;

▪	Occupancy increased 0.7% over the same quarter of the prior year to 95.5%;

▪	Rental rates on new leases and renewals were up 16.8% and 10.9%, respectively;

▪	Senior unsecured bonds totaling $250 million were issued at an all-in cost of 3.77%; and

▪	Acquisitions totaling $81 million were completed during the quarter.

Financial Results
The Company reported net income attributable to common shareholders of $25.2 million or $0.20 per diluted share (hereinafter “per share”) for the second quarter of 2015, as compared to $32.7 million or $0.27 per share for the same period in 2014. The decrease is due primarily to the write-off of unamortized preferred redemption costs totaling $0.08 per share in the current quarter.

Reported FFO was $58.4 million or $0.46 per share for the second quarter of 2015 compared to $65.5 million or $0.53 per share for 2014. The 2015 amount is lower as it includes the non-cash write-off of preferred redemption costs of $0.08 per share. Year-to-date, Reported FFO was $118.7 million or $0.95 per share for 2015 compared to $128.6 million or $1.04 per share for 2014.

i

Recurring FFO for the quarter ended June 30, 2015 was $0.54 per share or $68.3 million, an increase of 5.9% on a per share basis over $0.51 per share or $63.9 million for the same quarter of last year. The increase in Recurring FFO over the prior year was primarily due to increases in net operating income from our existing portfolio resulting from increases in occupancy and rental rates, incremental income from our new developments and redevelopments, reduced interest expense from favorable debt refinancings and reduced preferred share dividends due to redemptions. These increases were partially offset by the impact of the Company’s disposition program, which reduced Recurring FFO by $0.07 per share year-over-year. For the six months, Recurring FFO was $133.7 million or $1.07 per share for 2015 compared to $125.1 million or $1.01 per share for 2014.
A reconciliation between net income attributable to common shareholders to Reported FFO and Recurring FFO attributable to common shareholders is listed on page 5 of the Company’s supplemental package.
Operating Results
Same Property Net Operating Income ("SPNOI") increased by a strong 4.1% for the quarter primarily due to increased occupancy, increased rental rates and a reduction in merchant fallouts. Year-to-date, SPNOI has also increased 4.1%.

Occupancy increased to 95.5% in the second quarter, up 0.7% from 94.8% in the same quarter of 2014 and unchanged from the prior quarter. Occupancy of small shop space increased to 90.3%, up 1.7% from the same quarter of 2014. The occupancy of the Company’s Same Property portfolio increased to 96.4% from 95.9% in 2014. Year-to-date, only 152 merchants ceased operations at the Company’s properties, the lowest such total since 2003.
The Company produced steady leasing results during the second quarter with 261 new leases and renewals. These transactions were comprised of 102 new leases and 159 renewals, which represent annualized revenues of $5.0 million and $9.5 million, respectively. The average rental rate increase on new leases and renewals signed during the quarter was 16.8% and 10.9%, respectively.
“Our operating metrics for the quarter were outstanding, continuing what has been an impressive string of quarterly results demonstrating the impact of the portfolio transformation we began five years ago. Over the last fourteen quarters, we have averaged Same Property NOI increases of over 4%, increasing our occupancy by 3.4% over the same period. Since January 2012, we increased our Average Base Rent by 14.6%, from $14.51 per square foot to $16.63 at the end of the current quarter. This clearly validates the improvements we have made to our portfolio through our transformation efforts,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

Portfolio Activity

The Company acquired two supermarket-anchored properties during the quarter, investing $81.1 million. First, Wellington Green Commons in Florida is a great core center anchored by a high-volume Whole Foods and has household incomes in its trade area of around $100,000 per year and around 50% of the population is college graduates.

Second, at the end of the second quarter, the Company purchased The Summit at Scottsdale in the greater Phoenix metro. The 190,000 square foot property is anchored by Target, Safeway supermarket, PetSmart, and CVS Pharmacy. The 3-mile trade area is very strong with household incomes of $132,000 and over 65% of the population is college graduates. The Company co-invested with its Dutch partner, Bouwinvest, on this asset. Year-to-date, the Company has purchased four shopping centers, investing $173.2 million.

The Company continues to make significant progress on its new development and redevelopment projects. At Hilltop Village Center, its 249,000 square foot development in Alexandria, Virginia, Wegmans had a tremendous grand opening in June. With minimal investment remaining, the center is 97% leased and is expected to yield around 8% at completion on an estimated final investment of about $65 million. The Company’s four developments progressed nicely during the quarter with occupancy increasing 4.5% in the quarter. The Company also reported ten redevelopment projects underway where it will invest about $62 million at a return of over 10%. To date, the Company has invested nearly $27 million in these redevelopment projects.

During the second quarter, dispositions totaling $28.2 million were completed, bringing the year-to-date total to $63.8 million. The Company believes it will end the year in its guidance range of $125 to $175 million.

“I am extremely pleased with the results of our portfolio activity this quarter, as we have been successful in all aspects of this important facet of our Company. We have made quality acquisitions, made great progress on our new developments and redevelopments and have disposed of some properties on the lower end of our portfolio. Continually improving the quality of our portfolio is an important goal of the Company, and we have been very successful this quarter,” said Drew Alexander, President and Chief Executive Officer.

Balance Sheet

The Company continues to improve its balance sheet. The remaining $150 million of its outstanding preferred shares were called for redemption during the quarter. Immediately following this redemption, the Company issued $250 million of 3.85% ten-year unsecured notes. The yield to maturity on the notes was 3.94%; however, the Company locked interest rates back in April upon giving notice to redeem the preferred shareholders, so including the benefit from the settlement of this hedge, the all-in cost on this financing was an attractive 3.77%. With minimal maturities in 2025, these bonds fit nicely into the Company’s laddered maturity schedule and allowed the Company to completely pay off its revolving credit facility. As previously announced, the Company raised gross proceeds of $11.5 million for the quarter and $40.8 million year-to-date under its at-the-market (“ATM”) facility to partially fund the redemption of the preferred shares. No equity has been issued since the previous earning release. The Company’s credit metrics remain very strong with net debt to recurring EBITDA at 5.90 times and debt to total market capitalization of 33.7%.

“The Company’s balance sheet remains very strong with reduced leverage driving our strong credit metrics. Our recently completed five-year-term loan, the latest $250 million bond offering along with other financings, have reduced our weighted average interest rate on total debt to a very attractive 4.11%,” said Steve Richter, Executive Vice President and Chief Financial Officer.

2015 Guidance

Given the strength of the first half of the year and the outlook for the balance of 2015, the Company has increased its guidance for Recurring FFO to a range of $2.14 to $2.18 per share from $2.12 to $2.17 and for Reported FFO to a range of $2.02 to $2.06 per share from $2.00 to $2.05. Guidance for SPNOI for the full year has also been increased to a range of 3% to 4% from 2.5% to 3.5%. All other details of guidance remain unchanged and are included on page 9 of the Company’s supplemental package.

Dividends

The Board of Trust Managers declared a quarterly cash dividend of $0.345 per common share payable on September 15, 2015 to shareholders of record on September 8, 2015.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on July 29, 2015 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 37563663). A replay will be available through the Company’s website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer. At June 30, 2015, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 232 properties which are located in 20 states spanning the country from coast to coast. These properties represent approximately 45.3 million square feet of which our interests in these properties aggregated approximately 28.0 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

v

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures
The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations attributable to common shareholders (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2015	2014	2015	2014	2014	2013	2012	2011
Revenues:
Rentals, net	$124,310	$127,791	$246,968	$252,424	$503,128	$477,340	$439,993	$414,656
Other	2,494	2,400	5,435	5,359	11,278	11,855	11,184	13,638
Total	126,804	130,191	252,403	257,783	514,406	489,195	451,177	428,294
Expenses:
Depreciation and amortization	36,451	36,630	72,602	77,254	150,356	146,763	127,703	118,890
Operating	22,200	23,920	44,785	48,535	95,318	97,099	88,924	81,178
Real estate taxes, net	15,498	16,358	30,125	31,007	60,768	57,515	52,066	49,780
Impairment loss	153	—	153	—	1,024	2,579	9,585	49,671
General and administrative	6,461	5,820	13,833	11,733	24,902	25,371	28,538	25,461
Total	80,763	82,728	161,498	168,529	332,368	329,327	306,816	324,980
Operating Income	46,041	47,463	90,905	89,254	182,038	159,868	144,361	103,314
Interest Expense, net	(20,292)	(24,310)	(46,750)	(48,890)	(94,725)	(96,312)	(106,248)	(130,298)
Interest and Other Income, net	418	803	3,140	2,797	3,756	7,685	6,047	5,059
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	18	1,718	879	1,718	1,718	33,670	14,203	—
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	3,212	4,048	8,584	8,450	22,317	35,112	(1,558)	7,834
Benefit (Provision) for Income Taxes	226	2,081	(435)	1,601	1,261	(7,046)	75	3
Income (Loss) from Continuing Operations	29,623	31,803	56,323	54,930	116,365	132,977	56,880	(14,088)
Operating Income from Discontinued Operations	—	63	—	342	342	12,214	25,918	18,875
Gain on Sale of Property from Discontinued Operations	—	3,370	—	44,582	44,582	119,203	68,619	10,648
Income from Discontinued Operations	—	3,433	—	44,924	44,924	131,417	94,537	29,523
Gain on Sale of Property	8,163	1,748	30,685	1,911	146,290	762	1,004	1,304
Net Income	37,786	36,984	87,008	101,765	307,579	265,156	152,421	16,739
Less: Net Income Attributable to Noncontrolling Interests	(1,757)	(1,588)	(3,332)	(3,066)	(19,571)	(44,894)	(5,781)	(1,118)
Net Income Adjusted for Noncontrolling Interests	36,029	35,396	83,676	98,699	288,008	220,262	146,640	15,621
Dividends on Preferred Shares	(1,120)	(2,710)	(3,830)	(5,420)	(10,840)	(18,173)	(34,930)	(35,476)
Redemption Costs of Preferred Shares	(9,687)	—	(9,687)	—	—	(17,944)	(2,500)	—
Net Income (Loss) Attributable to Common Shareholders	$25,222	$32,686	$70,159	$93,279	$277,168	$184,145	$109,210	$(19,855)
Earnings Per Common Share - Basic	$0.20	$0.27	$0.57	$0.77	$2.28	$1.52	$0.90	$(0.17)
Earnings Per Common Share - Diluted	$0.20	$0.27	$0.57	$0.76	$2.25	$1.50	$0.90	$(0.17)

(a)	See Page 20 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	June 30, 2015	December 31, 2014
ASSETS
Property	$4,213,668	$4,076,094
Accumulated Depreciation	(1,067,638)	(1,028,619)
Property Held for Sale, net	7,936	3,670
Property, net	3,153,966	3,051,145

Investment in Real Estate Joint Ventures and Partnerships, net (a)	269,804	257,156
Total	3,423,770	3,308,301

Unamortized Debt and Lease Costs, net	146,368	141,122
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $6,192 in 2015 and $7,680 in 2014)	72,317	77,781
Cash and Cash Equivalents	13,299	23,189
Restricted Deposits and Mortgage Escrows	11,478	79,998
Other, net	183,546	183,703
Total Assets	$3,850,778	$3,814,094

LIABILITIES AND EQUITY
Debt, net	$2,087,957	$1,938,188
Accounts Payable and Accrued Expenses	97,045	112,479
Other, net	128,873	124,484
Total Liabilities	2,313,875	2,175,151

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued; no shares outstanding in 2015 and 60 shares outstanding in 2014; liquidation preference $150,000 in 2014	—	2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 123,934 in 2015 and 122,489 in 2014	3,744	3,700
Additional Paid-In Capital	1,614,490	1,706,880
Net Income Less Than Accumulated Dividends	(228,034)	(212,960)
Accumulated Other Comprehensive Loss	(5,543)	(12,436)
Total Shareholders' Equity	1,384,657	1,485,186
Noncontrolling Interests	152,246	153,757
Total Equity	1,536,903	1,638,943
Total Liabilities and Equity	$3,850,778	$3,814,094

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 20 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Funds From Operations Attributable to Common Shareholders (FFO)
Numerator:
Net income attributable to common shareholders	$25,222	$32,686	$70,159	$93,279
Depreciation and amortization	35,767	35,420	71,030	75,140
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,468	3,923	6,978	7,623
Impairment of operating properties and real estate equity investments	153	—	153	—
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	1,497	—	1,497	—
(Gain) on sale of property and interests in real estate equity investments	(8,137)	(6,804)	(31,470)	(48,175)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(53)	(159)	(615)	(168)
Other	(4)	(4)	(4)	(4)
FFO - Basic	57,913	65,062	117,728	127,695
Income attributable to operating partnership units	479	457	960	913
FFO - Diluted	58,392	65,519	118,688	128,608
Adjustments for Recurring FFO:
Redemption costs of preferred shares	9,749	—	9,749	—
Write-off of debt costs, net	—	474	6,100	474
Acquisition costs	142	1	346	18
Deferred tax benefit, net	—	(2,097)	—	(2,097)
Other, net of tax	—	—	(1,161)	(1,862)
Recurring FFO - Diluted	$68,283	$63,897	$133,722	$125,141

Denominator:
FFO weighted average number of common shares outstanding - Basic	123,298	121,497	122,715	121,449
Effect of dilutive securities:
Share options and awards	1,252	1,337	1,344	1,292
Operating partnership units	1,480	1,499	1,483	1,499
FFO weighted average number of common shares outstanding - Diluted	126,030	124,333	125,542	124,240

FFO Per Common Share - Basic	$0.47	$0.54	$0.96	$1.05

FFO Per Common Share - Diluted	$0.46	$0.53	$0.95	$1.04
Adjustments for Recurring FFO per common share:
Redemption costs of preferred shares	0.08	—	0.08	—
Write-off of debt costs, net	—	—	0.05	—
Deferred tax benefit, net	—	(0.02)	—	(0.02)
Other, net of tax	—	—	(0.01)	(0.01)
Recurring FFO Per Common Share - Diluted	$0.54	$0.51	$1.07	$1.01

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Rentals, net
Base minimum rent, net	$96,717	$99,623	$191,748	$197,287
Straight line rent	1,415	798	3,308	1,088
Over/Under-market rentals, net	67	(545)	(249)	(866)
Percentage rent	1,023	810	1,831	1,769
Tenant reimbursements	25,088	27,105	50,330	53,146
Total	$124,310	$127,791	$246,968	$252,424

Fee Income Primarily from Real Estate Joint Ventures and Partnerships
Recurring	$1,306	$1,332	$2,834	$2,670
Non-Recurring	199	—	199	68
Total	$1,505	$1,332	$3,033	$2,738

Interest Expense, net
Interest paid or accrued	$20,479	$23,929	$41,111	$48,861
Extinguishment of debt	—	474	6,100	474
Amortization of debt deferred costs	843	841	1,588	1,546
Over-market mortgage adjustment of acquired properties, net	(188)	(184)	(376)	(581)
Gross interest expense	21,134	25,060	48,423	50,300
Capitalized interest	(842)	(750)	(1,673)	(1,410)
Total	$20,292	$24,310	$46,750	$48,890

Interest and Other Income, net
Gain on litigation settlement	$—	$—	$1,721	$—
Deferred compensation investment income	215	679	966	975
Other	203	124	453	1,822
Total	$418	$803	$3,140	$2,797

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$126,804	$130,191	$252,403	$257,783
Operating expense	(22,200)	(23,920)	(44,785)	(48,535)
Real estate taxes	(15,498)	(16,358)	(30,125)	(31,007)
Total	89,106	89,913	177,493	178,241

Net Operating Income from Discontinued Operations	—	68	—	641

Minority Interests Share of Net Operating Income and Other Adjustments	(1,756)	(2,958)	(4,187)	(5,647)
Pro rata Income From Consolidated Ventures	87,350	87,023	173,306	173,235

Pro rata share of Unconsolidated Joint Ventures
Revenues	13,711	13,668	27,504	27,653
Operating expense	(2,561)	(2,263)	(4,906)	(4,746)
Real estate taxes	(1,822)	(1,720)	(3,547)	(3,600)
Total	9,328	9,685	19,051	19,307
Net Operating Income including Joint Ventures	$96,678	$96,708	$192,357	$192,542

Net Operating Income from Sold Properties not in Discontinued Operations	$117	$7,419	$771	$14,482

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$2,460	$3,411	$7,272	$7,027
Intercompany fee income reclass	546	609	1,113	1,262
Other adjustments	206	28	199	161
Equity in earnings of real estate joint ventures and partnerships, net	$3,212	$4,048	$8,584	$8,450

Dividends
Common Dividends per Share	$0.345	$0.325	$0.690	$0.650

Common Dividends Paid as a % of Reported Funds from Operations - Basic	73.8%	61.1%	72.4%	62.2%

Common Dividends Paid as a % of Recurring Funds from Operations - Basic	63.1%	62.6%	64.2%	63.9%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	5.1%	4.5%	5.5%	4.6%

General and Administrative Expenses/Total Assets before Depreciation	0.13%	0.12%	0.28%	0.24%

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	June 30, 2015	December 31, 2014

Property
Land	$895,470	$821,614
Land held for development	102,808	103,349
Land under development	21,057	24,297
Buildings and improvements	3,121,046	3,061,616
Construction in-progress	73,287	65,218
Total	$4,213,668	$4,076,094

Straight Line Rent Receivable
	$56,896	$54,261

Other Assets, net
Notes receivable and mortgage bonds, net	$30,300	$30,365
Debt service guaranty asset	72,105	72,105
Non-qualified benefit plan assets	20,841	19,866
Out-of-market rentals, net	24,680	26,790
Investments	9,312	10,196
Deferred income tax asset	12,053	12,326
Interest rate derivative	3,829	3,891
Other	10,426	8,164
Total	$183,546	$183,703

Other Liabilities, net
Deferred revenue	$14,060	$11,903
Non-qualified benefit plan liabilities	53,518	51,634
Deferred income tax payable	7,719	7,970
Out-of-market rentals, net	25,218	23,218
Interest rate derivative	56	109
Other	28,302	29,650
Total	$128,873	$124,484

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$37,418	$38,121
Above-market leases - Accumulated Amortization	(12,738)	(11,331)
Below-market assumed mortgages (included in Debt, net)	4,069	4,713
Below-market assumed mortgages - Accumulated Amortization	(1,933)	(2,352)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	141,153	132,554
Valuation of in place leases - Accumulated Amortization	(62,876)	(56,571)
Total	$105,093	$105,134

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$45,819	$42,830
Below-market leases - Accumulated Amortization	(20,601)	(19,612)
Above-market assumed mortgages (included in Debt, net)	33,253	34,113
Above-market assumed mortgages - Accumulated Amortization	(27,153)	(27,411)
Total	$31,318	$29,920

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	June 30, 2015	December 31, 2014

Common Share Data
Closing Market Price	$32.69	$34.92

Capitalization
Debt	$2,087,957	$1,938,188
Preferred Shares	—	150,000
Sub-total Debt & Preferred Shares	2,087,957	2,088,188
Common Shares at Market	4,051,402	4,277,316
Operating Partnership Units at Market	47,793	52,066
Total Market Capitalization (As reported)	$6,187,152	$6,417,570
Debt to Total Market Capitalization (As reported)	33.7%	30.2%
Debt to Total Market Capitalization (As reported at a constant share price of $34.92)	32.3%	30.2%
Debt to Total Market Capitalization (Pro rata)	34.9%	31.0%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	63,000	189,000
Outstanding Letters of Credit Under Revolving Facility	4,344	4,223
Unused Portion of Credit Facility	$432,656	$306,777

Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	44.2%	41.7%
Debt + Preferred to Asset Ratio	None	44.2%	44.9%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	10.6%	12.8%
Unencumbered Asset Test (Public)	Greater than 150%	226.4%	253.0%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments + preferred dividends))	Greater than 1.5x	3.1x	2.8x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$94,303	$162,109
Gain on Sale of Real Estate	(8,234)	(74,883)
Ground Rent	256	295
Other Non-Recurring Items	1,650	1,329
Recurring EBITDA	$87,975	$88,850

Net Debt (less cash & equivalents)	$2,074,658	$1,914,999
Net Debt to Adjusted EBITDA (annualized)	5.90x	5.39x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa2
Outlook	Stable	Positive

Weingarten Realty Investors
Guidance

2015 Guidance

	2015	2015
	Previous Guidance	Revised Guidance
Recurring FFO Per Common Share - Diluted	$2.12 - $2.17	$2.14 - $2.18

Reported FFO Per Common Share - Diluted	$2.00 - $2.05	$2.02 - $2.06

Portfolio Activity ($ in millions)
Acquisitions	$200 - $250	$200 - $250

New Development	$50 - $100	$50 - $100

Dispositions	$125 - $175	$125 - $175

Operating Information
Same Property Net Operating Income	+2.5% to +3.5%	+3.0% to +4.0%

Denotes change to guidance

Investment Activity

Weingarten Realty Investors
Capital Expenditures/Redevelopment
(at pro rata share)
(in thousands)

Capital Summary

	Three Months Ended June 30, 2015	Six Months Ended June 30, 2015	Twelve Months Ended 12/31/2014
Acquisitions	$81,091	$173,191	$43,832
New Development	8,034	14,708	41,635
Building and Site Improvements	1,626	3,200	15,784
Tenant Finish	5,330	9,604	23,710
Redevelopment	4,670	9,568	18,531
External Leasing Commissions	641	1,605	3,384
Capital Expenditures	$101,392	$211,876	$146,876

Note:
Internal Leasing Fees are approximately $4.9 million for the six months ended June 30, 2015 and $12.1 million for the twelve months ended December 31, 2014, respectively.

Redevelopment
				2015
				Net Cost	Net Costs	Total Estimated
		2015	WRI	Year-To-	Inception-	Investment		Project
	Center Name	SSNOI	Own %	Date	To-Date	WRI Costs	Gross Costs	Description

Active Projects
1	Riverpoint at Sheridan	N	100%	$1,751	$8,696	$13,119	$13,119	Construct Sportsman's Warehouse, Conn's and shops totaling 8,600 SF on land previously classified as land held for development
2	Decatur 215	N	100%	1,592	4,345	16,054	16,054	Construct Hobby Lobby, two Jr Anchors totaling 35,000 SF and 32,000 SF of shops and restaurants on land previously classified as land held for development
3	Brookwood Square Shopping Center	N	100%	2,087	7,394	9,188	9,188	Redevelopment to include LA Fitness and 14,000 SF of shop space
4	Westchase	N	100%	1,141	1,453	8,735	8,735	Redevelopment of vacant grocer with Whole Foods and Jr Anchor
5	Humblewood Center	N	100%	237	241	5,636	5,636	Redevelopment of vacant grocer and relocation of Conn's
6	Shoppes at Memorial Villages	N	100%	1,211	3,219	3,195	3,195	Redevelopment to construct 33,000 SF multi-tenant building
7	Rock Prairie Marketplace	N	100%	182	269	2,241	2,241	New construction of a 5,000 SF Valero gas station on land previously classified as land held for development
8	Horne Street Market	N	100%	167	189	2,064	2,064	New construction of 10,200 SF multi-tenant building
9	Westhill Village Shopping Center	Y	100%	690	754	1,273	1,273	New construction of 6,700 SF multi-tenant building
10	Northbrook Center	Y	100%	4	45	713	713	New construction of free standing building with Starbucks

	Total Active Redevelopments (1)			$9,062	$26,605	$62,218	$62,218	85% of total investment estimated to be spent in next 12 months, with balance in next 24 months

Potential Projects						6,000		4 near-term potential projects
	Total Redevelopment Pipeline (2)					$68,218

Completed Projects
	Prospectors Plaza	Y	100%	$—	$4,707	$5,033	$5,033	Expansion of shopping center to create a new 25,000 SF box for Ross
	Seminole Town Center	Y	100%	63	1,487	1,583	1,583	New construction of 8,500 SF multi-tenant building including Chipotle
	Independence Plaza	Y	100%	413	1,732	1,732	1,732	New construction of 12,100 SF building including Rack Room and OshKosh / Carter's
	Argyle Village Shopping Center	Y	100%	30	417	462	462	New construction of 3,000 SF shop space
	Total Completed 2015 Redevelopments			$506	$8,343	$8,810	$8,810

	(1) Active projects are expected to generate returns of 10-15% upon completion.
	(2) In addition to the active and potential projects, we have identified numerous long-term projects for potential redevelopment.

	Note:
	WRI defines redevelopment as projects in which additional GLA is added either through new construction or expansion of an existing space or incremental investment is over $5 million.

Weingarten Realty Investors
New Development Properties
As of June 30, 2015
(at pro rata share)
(in thousands, except percentages)

						Total Square Feet of Building Area		Percent Leased		Pro Rata Spent Year-To-Date	Pro Rata Spent Inception-To-Date	Total Estimated Investment (2)			Completions ($) Year-To-Date
	Center Name	Location	Anchors	WRI Own %		Gross (1)	Net	Net @ 100%	Gross			WRI Costs	Gross Costs	Est. Final ROI %

1	Hilltop Village Center	Alexandria, VA	Wegmans	100.0%	(3)	249	249	97.4%	97.4%	$7,417	$60,392	$65,639	$65,639
2	Nottingham Commons	White Marsh, MD	Meritt Athletic Club (OBO), Petco, MOM's Organic Market, TJ Maxx	100.0%		176	136	73.5%	79.5%	772	23,433	45,579	45,579
3	The Whittaker (4)	Seattle, WA	Whole Foods	100.0%		63	63	65.8%	65.8%	121	239	29,155	29,155
4	Wake Forest Crossing II	Wake Forest, NC	Kohl's (OBO), TJ Maxx, Michaels, Ross, Petco	100.0%		209	116	88.8%	93.8%	6,398	13,482	18,750	18,750
	Total 4 Properties Under Development					697	564	86.3%	88.9%	$14,708	$97,546	$159,123	$159,123	7.8%	$10,025

						Spent Inception to Date (from above)						$97,546	$97,546
						Additional Capital Needed to Complete						66,454	66,454
						Reimbursement of Future Property Sales						(4,877)	(4,877)
						Total Estimated Investment Under Development						$159,123	$159,123	7.8%

	QTR Completed	YTD Completed	3Q'15E	4Q'15E	1Q'16E	2Q'16E	3Q'16E	Remaining Balance

Completion ($)	$10,025	$10,025	$23,200 - $25,200	$12,300 - $15,300	$0 - $3,700	$3,300 - $8,300	$19,700 - $24,700	$32,800 - $37,800
Weighted Return (%)	8.1%	8.1%	8.7% - 8.9%	8.0% - 8.5%	8.2% - 8.7%	7.6% - 8.1%	7.6% - 8.1%	7.0% - 7.5%
Net Operating Income (Annualized)	$810	$810	$2,000 - $2,300	$1,000 - $1,400	$0 - $400	$200 - $700	$1,500 - $2,000	$2,300 - $2,900

(1)
Total gross building area reflects the entire shopping center under development. Includes square footage for any ownership by our partners and buildings owned by others and only the retail area of mixed use projects.

(2)	Net of anticipated proceeds from land sales.

(3)	Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.

(4)	WRI has committed to purchase the retail portion of a development project in West Seattle, contingent on the satisfaction of the developer's delivery obligations.

Weingarten Realty Investors
Land Held for Development
As of June 30, 2015
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	37.5
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.5
Decatur at 215, Las Vegas, NV	100.0%	7.6
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	12.0
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	12.6
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Southern Ave. & Signal Butte Rd., Mesa, AZ	100.0%	1.5
SEC Poplar Ave. at I-240, Memphis, TN	100.0%	1.2
Total New Development Phased Projects		173.4	$38,396	$36,910
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
Shary Road and US Hwy. 83, Mission, TX	50.0%	34.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Hwy. 50) and Crabtree Valley Ave., Raleigh, NC	100.0%	2.7
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	9.0
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Young Pines and Curry Ford Rd., Orlando, FL	100.0%	1.9
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	30.7
Total Raw Land		405.9	$70,813	$51,013

Total Land Held For Development Properties		579.3	$109,209	$87,923

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $88.0 million of total investment at 100%, $67.5 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended June 30, 2015
(at pro rata share)
(in thousands)

Center	City/State	Sq. Ft. at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap

Dispositions
1st Quarter
Markham Square	Little Rock, AR	127	01/06/15
Southgate Shopping Center	Lake Charles, LA	168	01/16/15
Western Plaza*	Fenton, MO	57	02/13/15
Lake Pointe Market	Rowlett, TX	41	03/25/15

2nd Quarter
Tyler Shopping Center	Tyler, TX	60	04/08/15
DDS Office Building	Salt Lake City, UT	27	04/09/15
East Lake Office Building*	Palm Harbor, FL	23	04/14/15
Westgate Shopping Center	Little Rock, AR	53	04/23/15
International Drive Value Center*	Orlando, FL	185	04/29/15
Alafaya Square*	Oviedo, FL	176	06/04/15
Centre at Post Oak - ROW	Houston, TX	N/A	06/30/15

Total Dispositions				$63,764	7.86%

			Date	Purchase
			Acquired	Price	Yield (1)

Acquisitions
1st Quarter
Baybrook Gateway	Houston, TX	237	02/04/15
Cambrian Park Plaza	San Jose, CA	171	02/27/15

2nd Quarter
Wellington Green	Wellington, FL	112	04/20/15
The Summit at Scottsdale*	Scottsdale, AZ	190	06/30/15

Total Acquisitions				$173,191	4.63%

(1) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
* Unconsolidated real estate joint venture activity

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	June 30, 2015	2nd Quarter Weighted Average Rate (1)	December 31, 2014	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$485,368	5.41%	$577,862	6.03%
3.5% Notes due 2023	298,863	3.50%	298,800	3.50%
3.375% Notes due 2022	299,125	3.38%	299,072	3.38%
4.45% Notes due 2024	249,103	4.45%	249,059	4.45%
3.85% Notes due 2025	248,103	3.85%	—
Term Loan (2)	200,000	2.64%	—
Unsecured Notes Payable (MTN)	141,290	6.09%	231,290	5.84%
Revolving Credit Agreements (3)	73,000	0.84%	189,000	0.76%
Obligations under Capital Leases	21,000	7.90%	21,000	7.88%
Subtotal Consolidated Debt	2,015,852	4.10%	1,866,083	4.38%
Debt Service Guarantee Liability (4)	72,105		72,105
Total Consolidated Debt - As Reported	2,087,957	4.10%	1,938,188	4.38%
Less: Noncontrolling Interests and Other Adjustments	(38,118)		(79,592)
Plus: WRI Share of Unconsolidated Joint Ventures	150,127		155,517
Total Debt - Pro rata Share	$2,199,966	4.11%	$2,014,113	4.37%

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)
As of June 30, 2015
Fixed-rate debt	$2,004,998	4.30%	91.1%	7.19
Variable-rate debt	194,968	2.05%	8.9%	1.47
Total	$2,199,966	4.11%	100.0%	6.68

As of December 31, 2014
Fixed-rate debt	$1,700,603	4.83%	84.4%
Variable-rate debt	313,510	1.80%	15.6%
Total	$2,014,113	4.37%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of June 30, 2015
Secured Debt	$614,875	5.32%	27.9%	4.83
Unsecured Debt	1,585,091	3.55%	72.1%	7.40
Total	$2,199,966	4.11%	100.0%	6.68

As of December 31, 2014
Secured Debt	$670,896	5.90%	33.3%
Unsecured Debt	1,343,217	3.54%	66.7%
Total	$2,014,113	4.37%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 6/30/15	4.10%	4.11%
Six months ended 06/30/15	4.16%	4.15%
Three months ended 12/31/14	4.38%	4.37%
Twelve months ended 12/31/14	4.55%	4.54%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Term loan has a floating rate of LIBOR + 115 bps that has been swapped to fixed rate of 2.64%. The weighted average interest rate reflects the fixed rate.

(3)	Weighted average revolving interest rate excludes the effect of the facility fee of 20 basis points on the total commitment in arrears.
The weighted average revolving interest rate with the facility fee is 2.28% and 1.32% for the second quarter 2015 and the fourth quarter 2014, respectively.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of June 30, 2015
(in thousands, except percentages)

	As Reported		Pro rata Share
	Maturities	Weighted Average Rate (2)	Maturities	Weighted Average Rate (2)	Floating Rate	Fixed Rate	Secured	Unsecured
2015	$24,847	5.82%	$37,102	5.46%	$11,264	$25,838	$37,102	$—
2016	169,653	5.74%	203,379	5.59%	36,667	166,712	128,379	75,000
2017	141,850	6.08%	167,159	5.86%	3,638	163,521	142,159	25,000
2018	62,214	5.51%	26,340	5.65%		26,340	16,770	9,570
2019	55,906	5.19%	59,534	5.10%		59,534	59,534
2020 (3)	237,425	2.91%	293,012	3.23%	200,000	93,012	93,012	200,000
2021	4,406	4.00%	12,564	4.15%		12,564	12,564
2022	307,011	3.39%	307,928	3.39%		307,928	7,928	300,000
2023	304,202	3.50%	305,170	3.51%		305,170	5,170	300,000
2024	254,394	4.44%	255,417	4.44%		255,417	5,417	250,000
Thereafter	357,285	4.10%	360,558	4.12%		360,558	78,838	281,720
Subtotal	1,919,193		2,028,163		251,569	1,776,594	586,873	1,441,290

Revolving Credit Agreements	73,000	0.89%	73,000	0.89%	73,000			73,000
Other (1)	95,764		98,803		5,881	92,922	28,002	70,801
Swap Maturities:
2017					64,517	(64,517)
2020					(200,000)	200,000
Total	$2,087,957	4.16%	$2,199,966	4.15%	$194,967	$2,004,999	$614,875	$1,585,091

(1)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan which is at a floating rate of LIBOR + 115 bps that has been swapped to a fixed rate of 2.64%. The weighted average rate reflects the fixed rate.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at 100%
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
Condensed Statements of Income	2015	2014	2015	2014

Revenues:
Base minimum rent, net	$27,658	$28,229	$55,519	$56,625
Straight line rent	244	18	562	185
Over/Under-market rentals, net	98	199	275	414
Percentage rent	120	132	264	279
Tenant reimbursements	8,066	8,185	16,257	16,611
Other income	401	338	828	755
Total	36,587	37,101	73,705	74,869

Expenses:
Depreciation and amortization	9,203	11,096	18,583	21,013
Interest, net	4,235	5,848	8,652	11,760
Operating	6,771	6,318	13,236	13,134
Real estate taxes, net	4,725	4,566	9,257	9,446
General and administrative	333	424	535	530
Provision for income taxes	43	216	111	283
Impairment loss	7,487	—	7,487	—
Total	32,797	28,468	57,861	56,166

Gain on dispositions	265	531	1,393	627

Net income	$4,055	$9,164	$17,237	$19,330

Condensed Balance Sheets
			June 30, 2015	December 31, 2014
ASSETS

Property			$1,303,843	$1,331,445
Accumulated depreciation			(281,393)	(279,067)
Property, net			1,022,450	1,052,378

Other assets, net			129,300	126,890

Total			$1,151,750	$1,179,268
LIABILITIES AND EQUITY

Debt, net			$361,492	$380,816
Amounts payable to Weingarten Realty Investors and Affiliates			13,252	13,749
Other liabilities, net			30,145	26,226
Total			404,889	420,791

Equity			746,861	758,477

Total			$1,151,750	$1,179,268

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at Pro rata Share
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
Condensed Statements of Income	2015	2014	2015	2014
Revenues:
Base minimum rent, net	$10,432	$10,431	$20,817	$20,912
Straight line rent	59	(6)	140	96
Over/Under-market rentals, net	4	48	44	97
Percentage rent	14	55	60	98
Tenant reimbursements	3,028	2,979	6,084	6,106
Other income	174	161	359	344
Total	13,711	13,668	27,504	27,653

Expenses:
Depreciation and amortization	3,468	3,923	6,978	7,623
Interest, net	1,835	2,234	3,707	4,489
Operating	2,561	2,263	4,906	4,746
Real estate taxes, net	1,822	1,720	3,547	3,600
General and administrative	102	131	161	160
Provision for income taxes	19	145	51	176
Impairment loss	1,497	—	1,497	—
Total	11,304	10,416	20,847	20,794

Gain on dispositions	53	159	615	168

Net income	$2,460	$3,411	$7,272	$7,027

Condensed Balance Sheets
			June 30, 2015	December 31, 2014
ASSETS

Property			$470,933	$460,511
Accumulated depreciation			(107,245)	(104,338)
Property, net			363,688	356,173
Notes receivable from real estate joint ventures and partnerships			4,773	4,900
Unamortized debt and lease costs, net			18,854	17,329
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $231 in 2015 and $270 in 2014)			12,851	13,376
Cash and cash equivalents			14,221	13,937
Restricted deposits and mortgage escrows			47	329
Notes receivable and mortgage bonds, net			9	23
Out-of-market rentals, net			1,408	1,185
Other assets, net			2,026	1,837
Total			$417,877	$409,089

LIABILITIES AND EQUITY

Debt, net			$150,787	$156,243
Amounts payable to Weingarten Realty Investors and Affiliates			5,920	5,893
Accounts payable and accrued expenses			5,621	6,234
Deferred revenue			1,253	847
Out-of-market rentals, net			4,310	2,627
Interest rate derivative			73	92
Other liabilities, net			482	545
Total			168,446	172,481

Equity			249,431	236,608

Total			$417,877	$409,089
Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
June 30, 2015
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	2	442	$131,435	$—	20.0%	$—	$25,977	$(735)
Perlmutter SRP, LLC	6	523	84,779	68,303	25.0%	17,076	3,015	40
Collins	8	1,160	129,386	22,477	50.0%	11,238	47,798	1,821
AEW - Institutional Client	5	437	105,042	—	20.0%	—	20,737	536
BIT Retail	3	715	148,082	—	20.0%	—	28,872	577
Jamestown	6	1,337	140,704	79,832	20.0%	15,966	11,224	1,063
Fidelis Realty Partners	1	491	135,517	80,046	57.8%	46,226	30,641	1,077
Sleiman Enterprises	2	170	18,344	13,506	50.0%	6,753	2,792	174
Bouwinvest	2	353	101,908	—	51.0%	—	48,971	379

Other	10	2,373	156,553	97,329	55.0%	53,527	49,777	3,651

Total	45	8,000	$1,151,750	$361,492	38.7%	$150,787	$269,804	$8,584

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of June 30, 2015
(in thousands, except number of properties, percentages and term)

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Perlmutter SRP, LLC	5	$68,303	5.7%	1.0
Collins	2	22,477	6.0%	9.7
Jamestown	6	79,832	2.7%	0.7
Fidelis Realty Partners	1	80,046	4.0%	5.4
Sleiman Enterprises	2	13,506	5.0%	6.0
Other	4	96,318	5.6%	3.6

Total	20	$360,481	4.6%	3.0

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (1)(2)	Weighted Average Rate	Maturities (1)(2)	Weighted Average Rate

2015	$58,346	3.9%	$12,601	4.1%
2016	110,939	4.6%	34,449	4.5%
2017	56,810	5.0%	26,076	5.0%
2018	6,253	4.9%	3,450	4.9%
2019	6,576	4.9%	3,628	4.9%
2020	93,148	4.8%	55,586	4.8%
2021	16,049	5.3%	8,157	5.3%
2022	1,833	5.9%	916	5.9%
2023	1,936	5.9%	968	5.9%
2024	2,046	6.1%	1,023	6.1%
Thereafter	6,545	6.3%	3,273	6.3%
Total	$360,481		$150,127

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate with the exception of four Jamestown mortgages and one Other mortgage, which are variable rate ($55.0 million and $25.0 million, respectively at 100%) and mature in 2015 and 2016, respectively.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of June 30, 2015
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	The Kroger Co.	BBB/Baa2	29	$13,227	3.11%	1,575	5.63%
2	T.J.X. Companies, Inc.	A+/A3	39	9,813	2.30%	965	3.45%
3	Ross Stores, Inc.	A-/A3	33	8,446	1.98%	732	2.62%
4	H-E-B	N/A/N/A	8	6,730	1.58%	539	1.93%
5	Petsmart, Inc.	B+/N/A	21	6,587	1.55%	406	1.45%
6	Albertson's	N/A/N/A	20	6,582	1.55%	882	3.15%
7	Home Depot, Inc.	A/A2	5	5,854	1.37%	541	1.93%
8	Office Depot, Inc.	B-/B2	26	5,630	1.32%	466	1.67%
9	Bed Bath & Beyond, Inc.	A-/Baa1	21	5,505	1.29%	484	1.73%
10	Whole Foods Market, Inc.	BBB-/N/A	8	5,328	1.25%	311	1.11%
11	Best Buy, Inc.	BB/Baa2	10	4,828	1.13%	290	1.04%
12	Dollar Tree Stores, Inc.	BB/Ba2	46	4,251	1.00%	412	1.47%
13	The Sports Authority	N/A/N/A	7	4,103	0.96%	270	0.96%
14	24 Hour Fitness Inc.	B/N/A	7	3,754	0.88%	171	0.61%
15	Petco Animal Supplies, Inc.	B/B3	19	3,579	0.84%	210	0.75%
16	Gap, Inc.	BBB-/Baa3	12	3,085	0.72%	174	0.62%
17	Walmart Stores, Inc.	AA/Aa2	6	3,004	0.71%	453	1.62%
18	Barnes & Noble Inc.	N/A/N/A	7	2,642	0.62%	165	0.59%
19	Ascena Retail Group	N/A/N/A	25	2,561	0.60%	133	0.47%
20	Hobby Lobby Stores, Inc.	N/A/N/A	5	2,531	0.59%	305	1.09%
21	Raley's	N/A/N/A	6	2,526	0.59%	332	1.19%
22	Starbucks Corporation	A-/A3	43	2,466	0.58%	66	0.23%
23	JPMorgan Chase Bank	A/A3	23	2,309	0.54%	81	0.29%
24	Mattress Firm	B/B2	22	2,306	0.54%	78	0.28%
25	Subway (3)	N/A/N/A	72	2,267	0.53%	79	0.28%

	Grand Total		520	$119,915	28.16%	10,118	36.17%

(1)	Tenant Names:	DBA Names:
	The Kroger Co.	Kroger (13), Harris Teeter (7), Smith's Food (1), Ralph's (2), Fry's Food (3), King Soopers (2), Food 4 Less (1)
	T.J.X. Companies, Inc.	T.J. Maxx (13), Marshalls (19), Home Goods (7)
	Ross Stores, Inc.	Ross Dress for Less (32), dd's Discounts (1)
	Albertson's	Albertson's (5), Randall's (5), Safeway (8), Von's (1), United Supermarket (1)
	Office Depot, Inc.	Office Depot (16), Office Max (10)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (12), Cost Plus (7), buybuy BABY (2)
	Dollar Tree Stores, Inc.	Dollar Tree (36), Family Dollar (8), Greenbacks (1), Deal$ (1)
	Gap, Inc.	Gap (2), Old Navy (10)
	Walmart Stores, Inc.	Walmart (3), Walmart Neighborhood (3)
	Ascena Retail Group	Lane Bryant (9), Dressbarn (8), Justice (4), Catherines (2), AnnTaylor (1), Loft (1)
	Raley's	Raley's (5), Bel Air Markets (1)
	Mattress Firm	Mattress Firm (19), Bedmart (1), Mattress Pro (1), Matress Giant (1)
(2)	Target owns and occupies 24 units not included above.
(3)	Includes franchised locations.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended June 30, 2015				219	659	$18.63	$16.60	$4.10	12.2%
	Quarter Ended March 31, 2015				216	1,206	14.13	12.97	2.91	8.9%
	Quarter Ended December 31, 2014				240	816	15.79	14.20	2.07	11.2%
	Quarter Ended September 30, 2014				234	834	17.37	15.38	10.38	12.9%
	Rolling 12 months				909	3,515	$16.13	$14.51	$4.71	11.1%

	New Leases
	Quarter Ended June 30, 2015				60	132	$20.61	$17.64	$20.38	16.8%	5.8
	Quarter Ended March 31, 2015				49	142	18.84	17.26	24.69	9.2%	6.9
	Quarter Ended December 31, 2014				54	134	19.46	17.63	12.33	10.4%	6.3
	Quarter Ended September 30, 2014				67	276	17.61	14.64	31.27	20.3%	9.0
	Rolling 12 months				230	684	$18.81	$16.35	$24.09	15.1%	7.3

	Renewals
	Quarter Ended June 30, 2015				159	527	$18.13	$16.34	$—	10.9%
	Quarter Ended March 31, 2015				167	1,064	13.50	12.40	—	8.9%
	Quarter Ended December 31, 2014				186	682	15.07	13.53	0.06	11.4%
	Quarter Ended September 30, 2014				167	558	17.25	15.75	0.05	9.5%
	Rolling 12 months				679	2,831	$15.48	$14.07	$0.02	10.0%

	Comparable & Non-Comparable:
	Quarter Ended June 30, 2015				261	758
	Quarter Ended March 31, 2015				271	1,388
	Quarter Ended December 31, 2014				283	978
	Quarter Ended September 30, 2014				293	1,073
	Rolling 12 months				1,108	4,197

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	10	0%	$12.00	0%	151	2%	$19.33	1%	161	1%	$18.88	1%
2015	398	2%	7.90	2%	568	6%	22.60	6%	966	4%	16.54	4%
2016	1,937	12%	10.26	11%	1,690	19%	23.38	18%	3,626	14%	16.38	15%
2017	2,044	12%	12.21	13%	1,520	17%	24.11	17%	3,564	14%	17.28	15%
2018	2,223	13%	10.89	13%	1,355	15%	25.19	16%	3,578	14%	16.31	14%
2019	2,112	13%	10.47	12%	1,120	13%	25.93	13%	3,232	13%	15.82	13%
2020 - 2025	6,015	36%	11.90	38%	2,302	26%	25.42	27%	8,316	33%	15.64	32%

Assumes Exercise of all Renewal Options (4)

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	10	0%	$12.00	0%	151	2%	$19.33	1%	161	1%	$18.88	1%
2015	65	0%	9.03	0%	395	4%	22.43	4%	459	2%	20.54	2%
2016	523	3%	11.67	3%	969	11%	24.07	10%	1,492	6%	19.72	6%
2017	173	1%	13.99	1%	871	10%	24.06	9%	1,044	4%	22.39	5%
2018	378	2%	12.67	2%	713	8%	26.20	8%	1,091	4%	21.52	5%
2019	213	1%	10.07	1%	665	8%	25.47	7%	878	3%	21.73	4%
2020 - 2025	2,207	13%	12.58	12%	2,608	29%	26.70	29%	4,816	19%	20.23	21%

(1)	Reflects in-place leases as of June 30, 2015.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

(4)	Revenue for leases with future option rent based on fair market value or CPI is reported as of the last year in the current lease term.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Signed Basis
Anchor (1)	98.7%	98.7%	98.9%	98.5%	98.6%
Non-Anchor	90.3%	90.3%	89.8%	89.1%	88.6%
Total Retail	95.6%	95.6%	95.5%	95.0%	94.9%
Other	87.9%	87.4%	87.1%	87.0%	86.7%
Total Signed	95.5%	95.5%	95.4%	94.9%	94.8%

Commenced Basis
Anchor (1)	97.3%	97.5%	97.3%	96.3%	97.5%
Non-Anchor	87.8%	87.8%	87.6%	86.0%	85.2%
Total Retail	93.8%	93.9%	93.7%	92.5%	92.9%
Other	87.9%	87.4%	87.1%	85.7%	86.2%
Total Commenced	93.7%	93.9%	93.7%	92.4%	92.8%

Same Property (2)
Signed Basis	96.4%	96.5%	96.2%	96.2%	95.9%
Commenced Basis	95.0%	95.1%	94.9%	94.5%	94.2%

Average Base Rents (3)

	Quarter Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Commenced Basis
Anchor (1)	$12.06	$11.98	$11.85	$11.72	$11.61
Non-Anchor	24.59	24.29	24.00	23.43	23.33
Total	$16.63	$16.45	$16.24	$15.95	$15.84

Same Property Net Operating Income Growth (4)

	Three Months Ended June 30,			Six Months Ended June 30,
	2015	2014	% Change	2015	2014	% Change
Revenue
Minimum Rent	$95,489	$92,336	3.4%	$190,208	$183,732	3.5%
Bad Debt (net of recoveries)	496	136	264.7%	384	303	26.7%
Percentage Rent	628	520	20.8%	1,202	1,157	3.9%
Tenant Reimbursements	25,196	25,115	0.3%	50,714	48,898	3.7%
Other	584	573	1.9%	1,378	1,467	-6.1%
	122,393	118,680	3.1%	243,886	235,557	3.5%
Expenses
Property Operating Expenses	19,053	18,853	1.1%	38,085	37,511	1.5%
Real Estate Taxes	14,482	14,482	0.0%	28,447	27,759	2.5%
	33,535	33,335	0.6%	66,532	65,270	1.9%
Net Operating Income (5)	$88,858	$85,345	4.1%	$177,354	$170,288	4.1%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Same Property NOI excluding redevelopment properties is 3.8% (QTD / YTD).
Refer to Page 11 for current list of active and completed redevelopment properties.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(at pro rata share)
(in thousands, except percentages)

	Six Months Ended June 30,				Twelve Months Ended December 31,
	2015	%	2014	%	2014	%	2013	%	2012	%	2011	%
West Region
California	$33,565	17.8%	$33,459	17.3%	$66,510	17.2%	$63,885	16.7%	$59,163	15.0%	$53,618	13.2%
Washington	1,574	0.8%	1,418	0.7%	2,925	0.8%	2,547	0.7%	2,048	0.5%	1,978	0.5%
Oregon	799	0.4%	748	0.4%	1,513	0.4%	1,565	0.4%	1,528	0.4%	1,349	0.3%
Total West Region	35,938	19.0%	35,625	18.4%	70,948	18.4%	67,997	17.8%	62,738	15.9%	56,945	14.0%
Mountain Region
Arizona	$15,352	8.1%	$13,946	7.2%	$28,804	7.5%	$27,079	7.1%	$26,032	6.6%	$25,450	6.3%
Nevada	15,073	7.9%	14,805	7.7%	30,238	7.8%	28,334	7.4%	30,094	7.6%	30,525	7.5%
Colorado	6,876	3.6%	6,207	3.2%	12,519	3.2%	11,393	3.0%	13,778	3.5%	12,485	3.1%
New Mexico	1,531	0.8%	1,516	0.8%	3,033	0.8%	4,500	1.2%	4,622	1.2%	4,993	1.2%
Utah	1,258	0.7%	1,385	0.7%	2,808	0.7%	3,458	0.9%	3,556	0.9%	3,494	0.9%
Total Mountain Region	40,089	21.1%	37,859	19.6%	77,401	20.0%	74,764	19.6%	78,082	19.8%	76,947	19.0%
Central Region
Texas	$52,019	27.4%	$54,628	28.3%	$109,843	28.4%	$105,849	27.6%	$116,645	29.5%	$129,540	32.0%
Arkansas	1,118	0.6%	1,632	0.8%	3,132	0.8%	3,266	0.9%	3,089	0.8%	3,106	0.8%
Louisiana	573	0.3%	3,142	1.6%	5,152	1.4%	10,387	2.7%	9,185	2.3%	8,272	2.0%
Oklahoma	260	0.1%	332	0.2%	632	0.2%	682	0.2%	921	0.2%	1,083	0.3%
Missouri	12	0.0%	598	0.3%	1,071	0.3%	1,123	0.3%	852	0.2%	1,061	0.3%
Illinois	—	0.0%	—	0.0%	—	0.0%	—	0.0%	2,464	0.6%	2,556	0.6%
Kansas	—	0.0%	—	0.0%	—	0.0%	—	0.0%	474	0.1%	1,181	0.3%
Total Central Region	53,982	28.4%	60,333	31.2%	119,830	31.1%	121,307	31.7%	133,629	33.7%	146,799	36.3%
Mid-Atlantic Region
North Carolina	$10,188	5.5%	$10,732	5.6%	$20,602	5.3%	$23,123	6.0%	$25,074	6.3%	$25,656	6.3%
Georgia	10,139	5.3%	9,671	5.0%	19,080	4.9%	20,340	5.3%	19,767	5.0%	19,845	4.9%
Tennessee	4,238	2.2%	4,026	2.1%	8,152	2.1%	6,903	1.8%	7,770	2.0%	7,491	1.8%
Kentucky	3,659	1.9%	3,615	1.9%	7,554	2.0%	7,324	1.9%	7,050	1.8%	6,890	1.7%
Maryland	2,285	1.2%	1,874	1.0%	4,025	1.0%	2,965	0.8%	1,063	0.3%	—	0.0%
Virginia	847	0.4%	4	0.0%	334	0.1%	—	0.0%	1,805	0.5%	3,551	0.9%
South Carolina	157	0.1%	138	0.1%	277	0.1%	273	0.1%	265	0.1%	268	0.1%
Maine	—	0.0%	—	0.0%	—	0.0%	—	0.0%	40	0.0%	214	0.1%
Total Mid-Atlantic Region	31,513	16.6%	30,061	15.7%	60,023	15.5%	60,927	15.9%	62,833	16.0%	63,915	15.8%
Southeast Region
Florida	$28,275	14.9%	$29,140	15.1%	$58,029	15.0%	$57,443	15.0%	$57,620	14.6%	$60,361	14.9%
Total Southeast Region	28,275	14.9%	29,140	15.1%	58,029	15.0%	57,443	15.0%	57,620	14.6%	60,361	14.9%
Total Net Operating Income	$189,797	100.0%	$193,018	100.0%	$386,231	100.0%	$382,438	100.0%	$394,902	100.0%	$404,967	100.0%
(1) The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 15% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of June 30, 2015

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	24	2,458,482	93,345	1,653,814	4,205,641
Arkansas	1	178,500	—	—	178,500
California	27	4,072,164	52,614	961,424	5,086,202
Colorado	9	999,003	536,139	1,210,338	2,745,481
Florida	34	4,094,102	1,861,726	1,303,638	7,259,466
Georgia	14	1,646,731	137,071	897,264	2,681,066
Kentucky	4	634,305	—	127,614	761,919
Louisiana	2	244,342	107,974	9,200	361,516
Maryland	2	94,123	—	—	94,123
Nevada	12	2,289,227	—	1,591,626	3,880,853
New Mexico	2	229,672	—	27,330	257,002
North Carolina	16	1,787,957	72,116	790,167	2,650,240
Oklahoma	1	128,231	—	—	128,231
Oregon	3	119,871	90,777	66,276	276,924
South Carolina	1	21,674	65,020	—	86,694
Tennessee	5	694,005	—	154,340	848,345
Texas	67	7,648,187	2,539,197	2,464,443	12,651,829
Utah	2	272,256	—	171,650	443,906
Virginia	1	154,889	—	—	154,889
Washington	5	203,048	298,609	65,346	567,003
Total	232	27,970,769	5,854,588	11,494,470	45,319,830

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of June 30, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	395,477	12.96	79.1%		(Target), (Kohl's), PetSmart, Bed Bath & Beyond, Ross Dress for Less, 99 Cents Only
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	100.0%		Weingarten Realty Regional Office, Endurance Rehab
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ		100.0%		29,834	194,309	24.58	81.4%		(Sports Authority), (Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	15.18	88.5%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.60	96.9%	Fry’s Supermarket	Office Max
Desert Village	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	22.19	97.0%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.27	94.9%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	27.97	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	23.98	93.3%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	18.33	100.0%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	14.93	99.3%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	25.88	100.0%	Whole Foods
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ		100.0%		66,592	71,975	12.21	73.7%		Smart & Final
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,213	199,013	15.18	93.3%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,006	155,006	16.76	94.5%	Safeway	CVS
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	17.73	100.0%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,154	322,999	17.07	97.1%	Safeway	(Target), CVS, Office Max, PetSmart
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.58	100.0%		Hobby Lobby, Dollar Tree
Valley Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		146,226	154,588	11.35	94.7%	US Foods	Ross Dress for Less
Entrada de Oro	Tucson, AZ		100.0%		88,665	109,075	18.06	97.7%	Walmart Neighborhood Market
Madera Village	Tucson, AZ		100.0%		96,697	106,858	12.29	99.0%	Safeway	Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	17.80	99.2%	Sprouts Farmers Market	Kohl's, Home Goods
Oracle Wetmore	Tucson, AZ		100.0%		150,109	343,237	24.73	94.2%		(Home Depot), (Nordstrom Rack), Jo Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	16.46	77.0%		(CVS Drug)
Arizona Total:	# of Properties:	24			2,458,482	4,205,641	16.61	94.5%
Arkansas
Markham West	Little Rock-North Little Rock-Conway, AR		100.0%		178,500	178,500	10.42	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			178,500	178,500	10.42	100.0%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,797	169,797	40.32	96.7%	Trader Joe's	Crunch, Sundance Cinemas, CB2
Buena Vista Marketplace	Los Angeles-Long Beach-Anaheim, CA		100.0%		90,805	90,805	23.35	95.6%	Ralph's	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	13.93	100.0%	Superior Grocers	Dollar Tree
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	18.45	97.1%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness
Hallmark Town Center	Madera, CA		100.0%		85,066	98,359	13.42	96.4%	Food 4 Less

Weingarten Realty Investors
Property Listing
As of June 30, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Marshalls Plaza	Modesto, CA		100.0%		78,752	85,952	15.50	90.3%		Marshalls, Dress Barn, Guitar Center
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,920	310,920	20.67	91.9%	Haggen	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		208,656	307,826	19.19	97.3%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Phase III	Riverside-San Bernardino-Ontario, CA		100.0%		184,809	194,342	21.02	97.0%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside-San Bernardino-Ontario, CA		100.0%		124,431	258,734	16.76	99.2%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside-San Bernardino-Ontario, CA		67.0%	(1)(3)	106,821	434,450	23.45	73.1%	(Super Target)	(Kohl's)
Discovery Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		93,398	93,398	17.13	96.1%	Bel Air Market
Prospectors Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		243,907	252,521	19.68	97.2%	SaveMart	Kmart, CVS, Ross
Summerhill Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		128,835	128,835	11.72	92.4%	Raley’s	Dollar Tree
Valley	Sacramento--Roseville--Arden-Arcade, CA		100.0%		98,240	107,005	19.02	91.4%	Raley's
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		129,676	129,676	24.12	95.7%		T.J. Maxx, Staples, Dollar Tree
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,368	134,628	19.68	96.1%	Haggen	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		35,880	81,086	33.18	84.4%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	29.88	100.0%	Safeway	24 Hour Fitness, Petco
Fremont Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,601	352,690	23.10	99.2%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		146,658	236,427	20.70	93.9%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,618	170,618	15.09	96.2%		Beverages & More, Dollar Tree, Cambrian Bowl
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		132,925	202,820	24.55	100.0%	Safeway	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	15.17	100.0%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	14.50	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		115,991	115,991	19.59	93.5%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,426	162,426	19.49	99.2%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	27			4,072,164	5,086,202	20.33	95.8%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	180,478	542,956	15.94	95.8%	(Super Target)	Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek	Denver-Aurora-Lakewood, CO		100.0%		78,148	272,658	25.95	100.0%	(Super Target)	Sports Authority, PetSmart
CityCenter Englewood	Denver-Aurora-Lakewood, CO		51.0%	(1)(3)	136,846	358,326	16.04	91.7%		(Walmart), Ross Dress for Less, Petco, Office Depot, 24 Hour Fitness
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		51.0%	(1)(3)	55,632	109,082	16.15	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	11.36	98.0%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch Towne Center	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	28,440	114,881	21.46	100.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	38,349	129,398	26.54	95.4%	(Albertsons)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		228,372	561,505	14.70	95.3%		(Target), (Costco), Regal Cinema, Michaels, Conn's
Thorncreek Crossing	Denver-Aurora-Lakewood, CO		51.0%	(1)(3)	108,185	386,127	16.96	100.0%	Sprouts Farmers Market, (Super Target)	Barnes & Noble, Cost Plus, Michaels, OfficeMax, Dollar Tree
Colorado Total:	# of Properties:	9			999,003	2,745,481	16.73	96.6%
Florida
Argyle Village	Jacksonville, FL		100.0%		306,505	306,505	11.13	97.8%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	42,284	180,578	13.47	100.0%	(Walmart Supercenter)	T.J. Maxx, Dollar Tree, Shoe Carnival, (Kohl's)

Weingarten Realty Investors
Property Listing
As of June 30, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Epic Village - St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	16.12	78.5%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.75	98.4%	(Walmart Supercenter)	Ross Dress for Less, Petco
Flamingo Pines	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	25,373	148,840	17.64	98.4%	Publix
Boca Lyons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,423	117,423	22.56	99.1%	4th Generation Market	Ross Dress for Less
Embassy Lakes	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,723	179,937	13.88	97.4%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		139,462	266,761	21.64	93.2%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	72,284	405,145	19.80	99.1%	Publix	Target, CVS
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,720	236,628	17.38	95.4%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	59,201	316,262	14.88	97.9%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		98,950	98,950	17.12	90.1%	Publix	CVS, Dollar Tree
Sunrise West Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		25.0%	(1)(3)	19,080	84,597	14.01	86.0%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,173	132,564	16.22	96.0%	Publix	CVS
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	16.05	97.2%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	15.82	98.1%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		96,774	96,774	25.80	100.0%	Whole Foods Market
Wellington Green Pad Sites	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		15,580	38,080	30.59	100.0%
Clermont Landing	Orlando-Kissimmee-Sanford, FL		65.1%	(1)(3)	114,291	345,280	16.85	94.6%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		498,894	498,894	14.16	98.9%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
Marketplace at Seminole Towne Center	Orlando-Kissimmee-Sanford, FL		100.0%		318,610	500,523	15.35	97.3%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	27.75	100.0%	Whole Foods	Golf Galaxy, Michaels
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,378	326,890	22.48	98.7%	Publix	Stein Mart, Home Goods, Morton's of Chicago, Office Depot
The Shoppes at South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		101,611	101,611	12.15	100.0%	Walmart Neighborhood Market	Dollar Tree
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		102,382	102,382	20.60	100.0%	Whole Foods Market
Indian Harbour Place	Palm Bay-Melbourne-Titusville, FL		25.0%	(1)(3)	40,880	177,471	11.91	94.1%	Publix	Bealls
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	50,023	264,468	15.43	100.0%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Quesada Commons	Punta Gorda, FL		25.0%	(1)(3)	14,722	58,890	13.47	95.4%	Publix	(Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL		25.0%	(1)(3)	10,253	63,108	19.00	93.2%	(Publix)	Petco, (Walgreens)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		248,253	248,253	14.48	95.2%		T.J. Maxx, Home Goods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	23,113	115,566	12.92	92.6%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		376,957	610,044	16.32	94.4%	(Albertsons)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg-Clearwater, FL		100.0%		154,118	154,118	14.09	89.7%	The Fresh Market	Bed Bath & Beyond
Sunset 19	Tampa-St. Petersburg-Clearwater, FL		100.0%		275,910	275,910	12.73	86.2%		Bed Bath & Beyond, Staples, Barnes & Noble, Sports Authority, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg-Clearwater, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	34			4,094,102	7,259,466	16.27	96.1%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		199,594	397,295	18.40	99.0%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max

Weingarten Realty Investors
Property Listing
As of June 30, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Brookwood Square	Atlanta-Sandy Springs-Roswell, GA		100.0%		181,333	181,333	10.96	87.1%		Marshalls, LA Fitness
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	19.90	79.5%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	14.25	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Dallas Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		25,158	95,262	23.92	100.0%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,611	76,611	14.57	92.5%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,693	332,889	16.25	100.0%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,931	12.95	100.0%		buybuy BABY, Ross Dress for Less, Rooms to Go
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		380,686	380,686	19.64	99.2%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,207	16.91	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs-Roswell, GA		100.0%		45,758	115,983	25.22	100.0%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		136,622	318,387	18.72	94.4%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,979	201,979	14.73	94.9%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	14			1,646,731	2,681,066	16.51	96.5%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.63	90.2%	Kroger
Regency Shopping Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	14.29	86.4%	(Kroger)	T.J. Maxx, Michaels
Tates Creek	Lexington-Fayette, KY		100.0%		198,372	203,532	13.67	98.2%	Kroger	Rite Aid
Festival at Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	13.11	93.6%	Kroger	(PetSmart), (TJ Maxx), Staples, Party City
Kentucky Total:	# of Properties:	4			634,305	761,919	13.08	92.7%
Louisiana
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	225,148	9.33	100.0%	Albertsons	Kmart, Dollar Tree, Planet Fitness
Danville Plaza	Monroe, LA		100.0%		136,368	136,368	5.95	96.3%	County Market	Citi Trends, Surplus Warehouse
Louisiana Total:	# of Properties:	2			244,342	361,516	6.34	97.9%
Maryland
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	58.12	96.3%		Pier 1, Ethan Allen
Maryland Total:	# of Properties:	1			80,841	80,841	58.12	96.3%
Nevada
Best in the West	Las Vegas-Henderson-Paradise, NV		100.0%		428,066	428,066	16.80	100.0%		Best Buy, T. J. Maxx, Babies "R" Us, Bed Bath & Beyond, Petsmart, Office Depot
Charleston Commons	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	16.56	98.8%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park S.C.	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	12.13	92.9%	El Super	Factory 2 U, CVS
Decatur 215	Las Vegas-Henderson-Paradise, NV		100.0%		77,678	304,720	11.96	100.0%	(WinCo Foods)	(Target), Hobby Lobby, Ross Dress for Less
Eastern Horizon	Las Vegas-Henderson-Paradise, NV		100.0%		65,848	353,538	21.16	85.8%	Trader Joe's, (Kmart)
Francisco Centre	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	11.27	90.4%	La Bonita Grocery	(Ross Dress for Less), Fallas Paredes
Paradise Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		78,077	152,672	18.62	89.1%	(Smith’s Food)	Dollar Tree
Rainbow Plaza	Las Vegas-Henderson-Paradise, NV		100.0%		273,916	273,916	13.64	97.2%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rainbow Plaza, Phase I	Las Vegas-Henderson-Paradise, NV		100.0%		136,339	136,339	13.66	90.0%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness

Weingarten Realty Investors
Property Listing
As of June 30, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	12.83	100.0%	Smith’s Food
Tropicana Beltway	Las Vegas-Henderson-Paradise, NV		100.0%		246,483	617,821	19.81	96.1%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, 99 Cents Only
Tropicana Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		69,429	142,597	20.17	77.7%	(Smith’s Food)	Family Dollar
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		211,755	598,213	17.34	93.9%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Anna's Linens
Nevada Total:	# of Properties:	12			2,289,227	3,880,853	15.81	95.4%
New Mexico
Eastdale	Albuquerque, NM		100.0%		117,006	117,006	7.49	94.0%	Albertsons	Family Dollar
North Towne Plaza	Albuquerque, NM		100.0%		112,666	139,996	21.14	99.9%	Whole Foods Market	Home Goods
New Mexico Total:	# of Properties:	2			229,672	257,002	14.32	96.9%
North Carolina
Galleria	Charlotte-Concord-Gastonia, NC-SC		100.0%		120,674	328,276	16.28	92.5%	(Walmart Supercenter)	Off Broadway Shoes
Whitehall Commons	Charlotte-Concord-Gastonia, NC-SC		100.0%		42,183	444,803	25.78	96.7%	(Walmart Supercenter), (Publix)	(Lowe's)
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	18.56	100.0%	Whole Foods Market
Chatham Crossing	Durham-Chapel Hill, NC		25.0%	(1)(3)	24,039	96,155	12.95	90.6%	Lowes Foods	CVS
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,371	81,371	25.19	98.3%	Harris Teeter
Avent Ferry	Raleigh, NC		100.0%		119,652	119,652	18.78	99.0%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.72	100.0%	Food Lion
Falls Pointe	Raleigh, NC		100.0%		112,199	198,549	16.91	98.9%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		90,155	90,155	14.55	100.0%	Harris Teeter
Leesville Town Centre	Raleigh, NC		100.0%		127,106	127,106	19.39	92.6%	Harris Teeter	Rite Aid
Northwoods Market	Raleigh, NC		100.0%		77,802	77,802	10.95	88.1%	Walmart Neighborhood Market	Dollar Tree
Six Forks Station	Raleigh, NC		100.0%		467,902	467,902	10.72	98.9%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	13.01	100.0%	Harris Teeter	Stein Mart, Rite Aid
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	20.00	91.1%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		89,483	89,483	20.30	100.0%	Harris Teeter
North Carolina Total:	# of Properties:	15			1,787,957	2,556,645	14.47	97.4%
Oklahoma
Town and Country	Oklahoma City, OK		100.0%		128,231	128,231	7.18	92.2%		Big Lots, Westlake Hardware, Aaron Rents, Ross Dress for Less
Oklahoma Total:	# of Properties:	1			128,231	128,231	7.18	92.2%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,227	18.61	91.6%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver-Hillsboro, OR-WA		100.0%		97,177	97,177	13.24	97.0%	Safeway
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	25.71	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	14.75	96.6%

Weingarten Realty Investors
Property Listing
As of June 30, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
South Carolina
Fresh Market Shoppes	Hilton Head Island-Bluffton-Beaufort, SC		25.0%	(1)(3)	21,674	86,694	15.44	92.7%	The Fresh Market	Dollar Tree
South Carolina Total:	# of Properties:	1			21,674	86,694	15.44	92.7%
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	11.87	99.0%	Kroger	Petco, Dollar Tree, Shoe Carnival
Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		166,958	178,558	9.45	93.9%	Kroger	Stein Mart, Marshalls, HomeGoods
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR		100.0%		61,838	66,838	13.68	92.7%	Kroger	Stein Mart, Marshalls, HomeGoods
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	11.48	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		169,987	307,727	21.05	94.8%		(Target), Best Buy, Sports Authority, PetSmart
Tennessee Total:	# of Properties:	5			694,005	848,345	13.59	96.0%
Texas
Bell Plaza	Amarillo, TX		15.0%	(1)	19,595	130,631	14.48	81.7%	United Supermarket	Dollar Tree
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	16.37	96.9%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,863	302,260	15.38	94.3%		(Target), (Toys “R” Us), Anna's Linens, Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		35,846	152,846	21.50	43.5%		(Lowe's)
Moore Plaza	Corpus Christi, TX		100.0%		371,443	599,415	15.10	99.0%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX		100.0%		26,088	88,008	24.57	90.8%	(Albertsons)
Gateway Station	Dallas-Fort Worth-Arlington, TX		70.0%	(1)	56,766	81,095	11.61	85.3%		Conn's
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		353,431	463,431	14.47	100.0%	Sprouts Farmers Market	Sports Authority, PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, Anna’s Linens, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,366	361,832	16.09	99.6%		Babies "R" Us, Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
HEB - Dairy Ashford & Memorial	Houston-Baytown-Sugar Land, TX		100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
10/Federal	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,871	132,472	8.71	100.0%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-The Woodlands-Sugar Land, TX		100.0%		138,081	138,081	N/A	75.4%		State of Texas
Alabama-Shepherd	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	21.85	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		240,537	240,537	17.68	64.4%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michael's
Bellaire Boulevard	Houston-The Woodlands-Sugar Land, TX		100.0%		35,081	41,273	28.12	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	16.34	100.0%	99 Ranch Market
Braeswood Square	Houston-The Woodlands-Sugar Land, TX		100.0%		104,778	104,778	13.61	98.3%	Belden’s	Walgreens
Broadway	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	11,191	74,604	8.18	92.1%		Big Lots, Family Dollar
Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX		100.0%		183,940	183,940	31.95	98.3%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Citadel Plaza	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,678	84,517	11.45	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX		100.0%		186,721	283,381	9.77	96.9%	Kroger	Babies “R” Us
Fiesta Village	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta

Weingarten Realty Investors
Property Listing
As of June 30, 2015

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Galveston Place	Houston-The Woodlands-Sugar Land, TX	100.0%		210,370	210,370	11.10	99.5%	Randall’s	Office Depot, Palais Royal, Spec's
Glenbrook Square	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	11,684	77,890	9.67	97.3%	Kroger
Griggs Road	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	12,017	80,116	12.72	82.0%		99 Cents Only, Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	14,016	93,438	18.99	91.3%		Fallas Paredes
Heights Plaza	Houston-The Woodlands-Sugar Land, TX	100.0%		71,277	71,277	8.89	100.0%	Kroger
Humblewood Shopping Plaza	Houston-The Woodlands-Sugar Land, TX	100.0%		180,226	279,226	18.05	96.8%		Conn’s, Walgreens, (Michaels), (DSW)
I-45/Telephone Rd. Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	25,740	171,599	12.52	100.0%	Sellers Bros.	Famsa, Fallas Paredes, Harbor Freight Tools
Lawndale	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	7,819	52,127	11.19	100.0%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,048	126,990	13.21	95.6%	Kroger
Little York Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	17,082	113,878	9.63	96.0%	Sellers Bros.	Fallas Paredes
Lyons Avenue	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	10,144	67,629	7.93	100.0%	Fiesta	Fallas Paredes
Market at Town Center	Houston-The Woodlands-Sugar Land, TX	100.0%		388,865	388,865	19.68	96.6%		Old Navy, Home Goods, Marshalls, Ross Dress for Less, Nordstrom Rack, Saks Fifth Avenue OFF 5TH
Market at Westchase	Houston-The Woodlands-Sugar Land, TX	100.0%		84,084	84,084	19.23	88.9%	Whole Foods Market
Northbrook Center	Houston-The Woodlands-Sugar Land, TX	100.0%		173,288	173,288	14.13	97.4%	Randall’s	Office Depot, Citi Trends, Anna’s Linens, Dollar Tree
Oak Forest	Houston-The Woodlands-Sugar Land, TX	100.0%		154,172	154,172	14.40	99.1%	Kroger	Ross Dress for Less, Dollar Tree, Petsmart
Palmer Plaza	Houston-The Woodlands-Sugar Land, TX	100.0%		95,251	195,231	10.02	97.5%		Dollar Tree
Randall's/Kings Crossing	Houston-The Woodlands-Sugar Land, TX	100.0%		126,397	126,397	16.96	99.5%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX	100.0%		92,356	92,356	21.54	100.0%		Best Buy, Cost Plus
River Oaks East	Houston-The Woodlands-Sugar Land, TX	100.0%		71,265	71,265	31.25	100.0%	Kroger
River Oaks West	Houston-The Woodlands-Sugar Land, TX	100.0%		247,673	247,673	31.25	93.0%	Kroger	Barnes & Noble, Talbots, Ann Taylor, Gap, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX	100.0%		184,354	184,354	11.16	95.4%		Rexel
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX	100.0%		10,000	10,000	30.20	100.0%		Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX	70.0%	(1)	173,060	277,871	14.11	100.0%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	18,668	124,454	10.60	91.9%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link	Houston-The Woodlands-Sugar Land, TX	100.0%		70,087	70,087	7.56	83.7%	Sellers Bros.	Spec’s
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX	100.0%		141,036	298,857	16.87	90.6%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX	57.8%	(1)(3)	283,399	490,734	24.32	100.0%	H-E-B	PetSmart, Babies "R" Us, Academy, Nordstrom Rack
Westchase Center	Houston-The Woodlands-Sugar Land, TX	100.0%		232,782	361,501	15.47	90.7%	Whole Foods Market	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village	Houston-The Woodlands-Sugar Land, TX	100.0%		130,851	130,851	16.28	98.5%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX	100.0%		347,302	347,302	12.96	98.5%	H-E-B	TJ Maxx, Ross, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		243,596	485,463	14.51	100.0%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	16.05	97.7%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	143,976	500,084	10.79	98.9%		(Target), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	20,315	243,821	21.46	85.0%	(Walmart Supercenter)

Weingarten Realty Investors
Property Listing
As of June 30, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Market at Sharyland Place	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	53,956	301,174	19.67	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	37,532	75,065	17.14	90.9%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	176,520	484,949	14.96	97.1%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	51,851	103,702	12.49	100.0%	H-E-B
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,346	176,693	12.03	99.0%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		306,370	482,370	15.66	96.3%	(H-E-B)	(Target), Act III Theatres, Marshalls, Office Max, Stein Mart, Petco, Anna’s Linens
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	8.71	100.0%		Incredible Pizza
Thousand Oaks	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,806	11.44	98.2%	H-E-B	Bealls, Tuesday Morning
Valley View	San Antonio-New Braunfels, TX		100.0%		91,544	91,544	11.02	81.9%		Marshalls, Dollar Tree
Texas Total:	# of Properties:	67			7,648,187	12,651,829	16.78	95.3%
Utah
Taylorsville Town Center	Salt Lake City, UT		100.0%		90,157	139,007	17.08	97.5%	The Fresh Market	Rite Aid
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.83	64.7%		(Target), Petco
Utah Total:	# of Properties:	2			272,256	443,906	14.24	75.5%
Washington
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,012	17.97	98.7%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Promenade 23	Seattle-Tacoma-Bellevue, WA		100.0%		96,860	96,860	16.21	86.4%	Red Apple Grocers	Walgreens
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	30.54	98.4%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,736	19.62	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.60	96.3%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			203,048	567,003	19.92	92.6%
Total Operating Properties	# of Properties:	229			27,802,598	45,058,064
New Development
Maryland
Nottingham Commons	Baltimore-Columbia-Towson, MD		100.0%	(2)	13,282	13,282			MOM's Organic Market	T.J. Maxx, Petco
Maryland Total:	# of Properties:	1			13,282	13,282
North Carolina
Wake Forest Crossing II	Raleigh, NC		100.0%	(2)	—	93,595				(Kohl's), T.J. Maxx, Michaels, Ross Dress For Less, Petco
North Carolina Total:	# of Properties:	1			—	93,595
Virginia
Hilltop Village	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(1)(2)	154,889	154,889			Wegman's	L.A. Fitness
Virginia Total:	# of Properties:	1			154,889	154,889
Total New Developments	# of Properties:	3			168,171	261,766
Operating & New Development Properties	# of Properties:	232			27,970,769	45,319,830

Weingarten Realty Investors
Property Listing
As of June 30, 2015

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City					312,761
Lon Adams Rd. at Tangerine Farms Rd., Marana					422,532
Southern Avenue and Signal Butte Road, Mesa					63,162
Arizona Total:					798,455
Colorado
Highway 85 and Highway 285, Sheridan					525,334
Colorado Total:					525,334
Florida
Young Pines and Curry Ford Rd., Orange County					82,764
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
SR 207 at Rolling Hills Dr., St. Augustine					228,254
Florida Total:					603,306
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					3,554,496
Georgia Total:					3,554,496
Nevada
SWC Highway 215 at Decatur, Las Vegas					328,340
Nevada Total:					328,340
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh					118,483
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					1,637,420
North Carolina Total:					4,329,863
Tennessee
Poplar Avenue and Ridgeway Road, Memphis					53,579
Tennessee Total:					53,579
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					388,120
I-30 & Horne Street, Ft. Worth					58,370
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
Citadel Plaza at 610 North Loop, Houston					137,214
East Orem, Houston					121,968
Mesa Road at Tidwell, Houston					75,009

Weingarten Realty Investors
Property Listing
As of June 30, 2015

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Northwest Freeway at Gessner, Houston					179,903
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					1,521,986
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Culebra Road and Westwood Loop, San Antonio					60,984
FM 1957 (Potranco Road) and FM 211, San Antonio					8,655,372
SH 151 and Ingram Rd., San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					15,036,787
Total Unimproved Land					25,230,160